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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 02549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 2, 2002
                                                          -------------


                              CENTRA SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                      000-27861              04-3268918
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(State or other jurisdiction              (Commission           (IRS Employer
     of incorporation)                    File Number)       Identification No.)


430 Bedford Street, Lexington, Massachusetts                         02420
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (781) 861-7000
                                                   -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events
         ------------

         On April 2, 2002, Centra Software, Inc. (the "Company") entered into a Termination Agreement and Release (the "Termination Agreement") with SmartForce PLC ("SmartForce") and Atlantic Acquisition Corp., a wholly-owned subsidiary of SmartForce ("Merger Sub"). Pursuant to the Termination Agreement, the Company, SmartForce and Merger Sub agreed to terminate the Agreement and Plan of Merger and Reorganization among them dated January 16, 2002 and the related voting agreements, affiliate agreements and proxies.

         The foregoing is not a description of all of the material terms of the Termination Agreement. You should read the Termination Agreement for a more complete understanding of the transaction. A copy of the Termination Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release relating to the Termination Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         Additionally, On April 2, 2002, the Company announced its preliminary financial results of operations for the quarter ended March 31, 2002. A copy of the press release relating to this preliminary announcement is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Non Applicable

         (b)      Not Applicable

         (c)      Exhibits

        Number                                  Title
        ------                                  ------
          2.1 Termination Agreement and Release dated as of April 2, 2002 by and among SmartForce PLC, Atlantic Acquisition Corp. and Centra Software, Inc.

         99.1 Joint Press Release dated April 2, 2002, by Centra Software, Inc. and SmartForce PLC

         99.2            Press Release dated April 2, 2002, by Centra
                         Software, Inc.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CENTRA SOFTWARE, INC.


Dated: April 8, 2002                      By:      /s/ Stephen A. Johnson
                                             --------------------------------
                                                   Stephen A. Johnson
                                                   Chief Financial Officer,
                                                   Treasurer and Secretary

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                                  EXHIBIT INDEX


        Number                                    Title
        ------                                    -----
          2.1 Termination Agreement and Release dated as of April 2, 2002 by and among SmartForce PLC, Atlantic Acquisition Corp. and Centra Software, Inc., a Delaware corporation.

         99.1 Joint Press Release dated April 2, 2002, by Centra Software, Inc. and SmartForce PLC

         99.2         Press Release dated April 2, 2002, by Centra
                      Software, Inc.